UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 18, 2005



                          LINEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                      0-14864                  94-2778785
 (State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)



                             1630 McCarthy Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)



                                 (408) 432-1900
              (Registrant's telephone number, including area code)

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 18, 2005, Linear Technology Corporation issued a press release titled "Linear Technology reports increased sales and pro forma profit over the similar quarter in the prior year," the text of which is furnished as Exhibit 99.1 to this report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)      Exhibits.



       Exhibit
        Number                 Description
        ------                 -----------

         99.1 Text of press release, dated October 18, 2005, titled "Linear Technology reports increased sales and pro forma profit over the similar quarter in the prior year."

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LINEAR TECHNOLOGY CORPORATION
                                             (Registrant)


Date:  October 18, 2005                          By: /s/ Paul Coghlan
      -------------------                           -------------------------
                                                    Paul Coghlan
                                                    Vice President, Finance and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX



       Exhibit
        Number                 Description
        ------                 -----------

         99.1 Text of press release dated October 18, 2005 titled "Linear Technology reports increased sales and pro forma profit over the similar quarter in the prior year."



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